EXHIBIT 10.2

Subscriber: ________________________________________

INMUNE BIO INC.

SUBSCRIPTION AGREEMENT

INMUNE BIO INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement”) is entered into by and between INmune Bio Inc., a Nevada corporation (the “Company” and/or “INmune”), and the Subscriber(s) whose name appears on the signature page to this Subscription Agreement (the “Subscriber” and, together with other subscribers to the Offering (as hereinafter defined), “Investors”).

This Subscription Agreement is executed and delivered in connection with the offering of up to 500 units (the “Offering” and the “Units,” respectively) at $10,000 per Unit for gross Offering proceeds of up to $5,000,000, each Unit consisting of 6,666 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”). The Units and the Common Stock are referred to herein as the “Securities”. The Offering has a minimum of $500,000 (the “Minimum Offering”) and a maximum of $5,000,000 (the “Maximum Offering”). The Company is offering the Units on a “best efforts-all or none” basis as to the Minimum Offering and on a “best efforts” basis thereafter up to the Maximum Offering. The Company may hold one or more closings at any time after the Minimum Offering is subscribed for (each a “Closing”), in its sole discretion.

The Units are being offered to Investors by the Company and may be offered through selected selling agents as may be engaged by the Company. The terms of the Offering are more fully described in the Confidential Private Placement Memorandum dated November 15, 2016 (the “Memorandum”).

The Offering will commence on the date of the Memorandum and will continue until January 15, 2017 or the earlier sale of all of the Units or the Company’s termination or withdrawal of the Offering (the “Offering Period”). The Company may extend the Offering Period in its sole discretion, without notice to or consent of Investors, for an additional period of 60 days.

The Company will appoint an escrow agent to hold all subscription funds in a non-interest bearing escrow account. In the event a prospective Investor’s subscription is not accepted for any reason, in the sole discretion of the Company, the escrow agent will return the purchase price to the prospective Investor without interest or deduction.

This Subscription Agreement and the Form of Purchaser Questionnaire provided herewith are collectively referred to as the “Transaction Documents”).

A.                   General.

1.        Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the dollar amount of Units set forth on the signature page hereof.

2.        Subscriber herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “INmune Bio Inc. Escrow,” or Subscriber has paid the entire amount of the purchase price by wire transfer of immediately available funds to:

Bank Name:   CitiBank, N.A

530 Central Avenue

Cedarhurst, NY 11516

ABA Number: 021000089

Swift code: CitiUS33

Account Number: 4996945212

Account Name: INmune Bio Inc. Escrow

Re: Private Placement - (Subscriber’s Name)

3.        Subscriber herewith delivers to the Company a completed and signed Subscription Agreement and completed and signed Purchaser Questionnaire (“Qualified Purchaser Questionnaire”) for the purchase of the Units.

Page2

INMUNE BIO INC.

Such funds will be held for the Subscriber’s benefit. Subscriber will not be a stockholder until such time as Subscriber’s subscription is accepted by the Company and a Closing of the purchase and sale of the Units being subscribed for by Subscriber takes place. Until such time as Subscribers subscription is accepted or rejected, as the case may be, this subscription shall be irrevocable and Subscriber will not have access to its subscription funds.

4.        For a period of two years from the final closing date of this Offering, in the event the Company sells shares of Common Stock or the right to receive Common Stock at a price per share which values the Company at less than $10,000,000, then the Company will issue additional shares of Common Stock to each Investor in this Offering such that the Investor will receive the same effective price per share as the investors in any such future offering.

B.                   Securities offered have not been registered under the Securities Act of 1933, as amended; registration rights

Subscriber acknowledges that (i) the Securities have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the securities laws of any state; (ii) absent registration, any resale or other transfer of the Securities must be made in compliance with the Securities Act; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the Securities Act and applicable state securities laws; and (iv) the Company's reliance upon such exemption is based in part upon Subscriber's representations, warranties and agreements contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire that Subscriber is also delivering to the Company.

The Company agrees to file a registration statement under the Securities Act of 1933 (the “Registration Statement”), within five months after the final closing of this Offering and will seek to have such Registration Statement declared effective within six months of filing (the “Registration Deadlines”). The Registration Statement will register the resale of the shares of Common Stock offered herby. The Registration Statement will also seek to register additional shares of Common Stock for sale directly by the Company, with an intent to apply for inclusion on the Nasdaq stock market or lesser market if we do not meet Nasdaq requirements. If such listing is achieved, each investor in this Offering agrees not to sell shares of Common Stock purchased in this Offering for a period of at least six months from the effective date of such Registration Statement. If company does not file Registration Statement within five months after the final closing of this Offering, If the Company fails to meet either of the Registration Deadlines, each investor will be entitled to receive a cash payment in the amount of 1% of the amount of the investment for each month that a Registration Deadline is not met, up to a maximum of 12%.

C.                   Representations, Warranties, Acknowledgements and Agreements

1.         In order to induce the Company to accept this Subscription Agreement, Subscriber represents and warrants to, and acknowledges and covenants with, the Company as follows:

a.       Subscriber understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive Subscriber's death, disability or insolvency, except that Subscriber shall have no obligation in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept Subscriber's subscription, or if the Offering is terminated for any reason, Subscriber's subscription payment (or portion thereof, as the case may be) will be returned to Subscriber without interest or deduction.

b.      Subscriber has carefully read this Subscription Agreement, the Qualified Purchaser Questionnaire, and the Memorandum (including, without limitation, the risks set forth under the heading “Risk Factors”). In making the decision to invest in the Units, Subscriber has relied upon the information provided by the Company herein and in the Memorandum (the “Offering Materials”).

Page3

INMUNE BIO INC.

Subscriber has been advised to discuss with his, her, or its counsel the representations, warranties and agreements which Subscriber is making by signing this Subscription Agreement, the applicable limitations upon Subscriber's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. No oral or written representations have been made and no oral or written information has been furnished to the Subscriber or his advisor(s) in connection herewith that were in any way inconsistent with the information set forth in the Offering Materials and Subscriber disclaims reliance on any statements made or information provided by the Company, the Selling Agent(s) or any of their respective employees, counsel or agents or any other person or entity in the course of Subscriber’s consideration of an investment in the Units other than those set forth in the Offering Materials. AN INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE UNDERTAKEN ONLY BY PERSONS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME SUCH RISK AND TO BEAR THE TOTAL LOSS OF THEIR INVESTMENT.

c.        Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Securities.

d.       Subscriber is purchasing the Units for Subscriber's own account, with the intention of holding the Units for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and Subscriber agrees not to make any sale, transfer or other disposition of the Securities without registration under the Securities Act and applicable state securities laws unless counsel acceptable to the Company is of the opinion that such registration is not required. Subscriber is not acquiring the Securities, or any interest therein, on behalf of another person and Subscriber, if an entity, was not formed for the purpose of purchasing the Units.

e.        Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, and Subscriber's investment in the Units will not cause such overall commitment to become excessive.

f.        Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units.

g.        Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the SEC under the Securities Act. Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

h.       The address shown on the signature page to this Subscription Agreement is Subscriber's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

i.         Subscriber, together with any offeree representatives of Subscriber (as identified in the Qualified Purchaser Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities. Subscriber acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Units and that Subscriber must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Units.

Page4

INMUNE BIO INC.

j.         Subscriber has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional information that Subscriber deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as Subscriber desired in order to evaluate an investment in the Company; and Subscriber availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment. To the extent that any such information has not been publicly disclosed, Subscriber agrees to keep all such information confidential unless required to be disclosed by a court or administrative body of competent jurisdiction or until such information is publicly disclosed by the Company.

k.       Subscriber has made an independent evaluation of the merits of the investment and acknowledges the highly speculative nature of an investment in the Units including, without limitation, the information under “Risk Factors” in the Memorandum.

l.         The information provided by Subscriber in the Qualified Purchaser Questionnaire is true, complete and accurate and Subscriber has duly executed and delivered such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

m.      Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Selling Agent(s) or as otherwise described in the Offering Materials and, in turn, to be paid to its selected dealers).

n.       Subscriber understands that the certificate(s) representing the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the Securities Act:

“These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the "blue sky" or securities laws of any state and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder thereof first having obtained the written opinion of counsel reasonably satisfactory to the Company, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "blue sky" or similar securities laws."

o.         If at any time prior to issuance of the Securities to Subscriber, any representation or warranty of Subscriber shall no longer be true, Subscriber promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefore, whereupon Subscriber's subscription may be rejected by the Company in whole or in part.

p.         The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

Page5

INMUNE BIO INC.

q.         Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute arising out of or in connection with this Subscription Agreement or the Offering Materials shall be exclusively adjudicated before a court located in the City and County of New York and the parties hereto exclusively submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in the City and County of New York and the U.S. District Court for the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and Subscriber consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as Subscriber shall furnish in writing to the Company.

r.           Subscriber hereby irrevocably waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or Subscriber's purchase of the Units.

s.          Subscriber acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of Subscriber contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire (ii) any sale or distribution by Subscriber in violation of the Securities Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by Subscriber and contained herein or in the Qualified Purchaser Questionnaire, or omission to state herein or in the Qualified Purchaser Questionnaire, a material fact necessary in order to make the statements contained herein or in the Qualified Purchaser Questionnaire, in light of the circumstances under which they were made, not misleading. Subscriber acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the Securities Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the Securities Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by Subscriber herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting Subscriber's Subscription Agreement.

t.           Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to Subscriber in connection with investments in securities generally.

Page6

INMUNE BIO INC.

u.         Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by Subscriber to the Company along with this completed Subscription Agreement, Subscriber is not affiliated directly or indirectly with a member broker- dealer firm of the Financial Industry Regulatory Authority (“ FIN R A”) as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

v.         Subscriber represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and to purchase the Units. The execution, delivery and performance of this Subscription Agreement and the Qualified Purchaser Questionnaire will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of Subscriber; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber. This Subscription Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity). This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

2.         In order to induce Subscriber to execute and deliver this Subscription Agreement, the Company represents and warrants to, and covenants with, Subscriber as follows:

a.           Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

b.           The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.

Page7

INMUNE BIO INC.

       This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

c.           The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest or encumbrance upon any of the properties or assets of the Company or any Subsidiary (a “Lien”), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses

(ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

d.        The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of the Units to accredited investors contemplated hereby shall, assuming the representations and warranties of Subscriber are true and correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(a)(2) of the Securities Act and applicable state securities “blue sky” laws.

e.           The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and, if and as applicable, nonassessable, free and clear of all Liens imposed by the Company.

f.            The capitalization of the Company is as set forth in the Offering Materials. The Company has not issued any capital stock and/or common stock equivalents not set forth in the Offering Materials. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (“Person”), any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.

Page8

INMUNE BIO INC.

          The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock and other securities of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except for the Company’s certificate of incorporation, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

g.       Except as described in the Offering Materials, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

h.       Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

i.        The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

j.        The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP, and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

Page9

INMUNE BIO INC.

k.           Intellectual Property.

i.       The term “Intellectual Property Rights” includes:

1.        the name of the Company, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, “Marks'');

2.        all patents, patent applications, and inventions and discoveries that may be patentable (collectively, “Patents'');

3.        all copyrights in both published works and published works (collectively, “Copyrights”);

4.        all rights in mask works (collectively, “Rights in Mask Works''); and

5.        all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets'') owned, used, or licensed by the Company as licensee or licensor.

ii.       The Offering Materials contain a complete and accurate description of all contracts relating to the Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which the Company is the licensee. There are no outstanding and, to the Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement.

iii.       The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or as represented, in writing, to the Subscribers to be conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

iv.       The Offering Materials contain a complete and accurate list of all Patents. Except as set forth in the Offering Materials, the Company is the owner of all right, title and interest in and to each of the Patents, free and clear of all Liens and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the initial Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

Page10

INMUNE BIO INC.

v.       The Offering Materials contain a complete and accurate list and summary description of all trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims. All trademarks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Initial Closing Date. No trademark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the trademarks. To the Company’s knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no trademark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the trademarks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

vi.       With respect to each trade secret, the documentation relating to such trade secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its trade secrets. The Company has good title and an absolute (but not necessarily exclusive) right to use the trade secrets. The trade secrets are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. No trade secret is subject to any adverse claim or has been challenged or threatened in any way.

l.               Within six months following the initial Closing Date, the Company and the Subsidiaries will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. In addition, within six months following the initial Closing Date, the Company shall obtain directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to obtain the foregoing insurance coverage.

m.            Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

n.              No Person other than the Subscribers has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

o.              Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section C.1., no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

p.              Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which will not be publicly disclosed in the Registration Statement or within 210 days of the initial Closing Date, whichever occurs first. The Company understands and confirms that the Subscribers will rely on the foregoing representation in effecting transactions in securities of the Company.

Page11

INMUNE BIO INC.

           All of the disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section C.1. hereof.

q.              Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section C.1., neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

r.               Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

s.               The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

t.               The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any subsidiary, threatened.

u.              With respect to Units to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

Page12

INMUNE BIO INC.

D.                   Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by facsimile transmission with proof of electronic transmission, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section D, together with copies thereof as follows:

In the case of the Company to: INmune Bio Inc.

1224 Prospect Street

Suite 150

La Jolla, CA 92037

In the case of Subscriber, to the address of Subscriber on the signature page to this Agreement.

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York.

E.                   Miscellaneous.

1.      This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

2.      The Offering Documents, together with the Transaction Documents, constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party to be bound thereby.

3        No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.        Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the purchase price to Subscriber, without interest or deduction, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.

Page13

INMUNE BIO INC.

6.        The representations and warranties of the Company and the Subscriber made in this Subscription Agreement shall survive the Closing and the execution and delivery hereof and delivery of the Securities.

7.        Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

[Offering Information, Legends, and Notices Follow]

Page14

INMUNE BIO INC.

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), OR ANY STATE REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE OFFERED TO ACCREDITED INVESTORS, AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE SECURITIES SUCH SECURITIES MAY ONLY BE RESOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IF, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Page15

INMUNE BIO INC.

FOR RESIDENTS OF FLORIDA

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID. SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE (3) BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT, OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

Page16

INMUNE BIO INC.

SIGNATURE PAGE FOR:

INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature                                                                                              Signature (If Purchased Jointly)

_______________________________________                       _______________________________

Print Name ______________________________ Print Name _______________________________

Date: __________________________________ Date: ____________________________________

Social Security # _________________________ Social Security # ____________________________

Residential Address ______________________  Residential Address _________________________

_______________________________________                                     __________________________

Telephone # ____________________________ Telephone # _______________________________

Fax #  _________________________________  Fax # ____________________________________

Email: _________________________________ Email: ____________________________________

EXACT Name in which Securities are to be issued: _________________________________________

________________________________________________________________________________

Purchase Price: $ ______________________________

Form of Joint Ownership (if applicable): ☐ Tenants-in-Common ☐ Joint Tenants with Right of Survivorship

☐ Other: ___________________________________

Page17

INMUNE BIO INC.

SIGNATURE PAGE FOR:

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below:

Name of Partnership, Corporation, and Limited Liability Company or Trust

By: _________________________________  Federal Tax ID Number ____________________________

Name: _______________________________ State of Organization  _____________________________

Title: ________________________________

Date: ________________________________

Principal Business Address: ____________________________________________________________

Attn; ________________________________

Telephone: ____________________________

Fax: _________________________________

Email: ________________________________

EXACT Name in which Securities are to be issued: _____________________________________________

____________________________________________________________________________________

Purchase Price: $ ________________________

Page18

INMUNE BIO INC.

SIGNATURE PAGE FOR:

SUBSCRIPTION AGREEMENT ACCEPTANCE

INMUNE BIO INC.

By:
Printed Name:
Title:
Dated:

Subscription Agreement No:
Subscriber:
Amount of Purchase Price: $

Page19